UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2006

Financial Asset Securities Corp. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2006, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2006-3)

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	333-130961-23	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is 203-625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.0                  Financial Statements and Exhibits.

(a)	Not applicable

(b)           Not applicable

(c)           Exhibits:

1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of September 15, 2006, among Financial Asset Securities Corp. as depositor, Wells Fargo Bank, N.A. as servicer, master servicer and trust administrator and Deutsche Bank National Trust Company as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Financial Asset Securities Corp.

By:       /s/ Ara Balabanian
Name:  Ara Balabanian
Title:    Vice President

Dated: September 21, 2006

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Amendment to the Pooling and Servicing Agreement	6